SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                              ________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ________________

                                 JULY 19, 1998
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                               NIAGARA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            DELAWARE                   0-22206                59-3182820
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE        I.R.S. EMPLOYER
       OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)

                             667 MADISON AVENUE
                             NEW YORK, NEW YORK
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   10021
                                 (ZIP CODE)

                              (212) 317-1000
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               NOT APPLICABLE
                 (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                             SINCE LAST REPORT)




           ITEM 5.   OTHER EVENTS.

           On July 19, 1998, the hourly employees at the Hammond, Indiana facility of LaSalle Steel Company ("LaSalle"), a subsidiary of Niagara Corporation (the "Registrant"), voted to accept LaSalle's last proposal for a new three-year agreement and end their nine-week strike. A copy of the Registrant's press release with respect to the foregoing is attached hereto as Exhibit 99.1.


           ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)  Exhibits.

 99.1      Press Release dated July 20, 1998.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NIAGARA CORPORATION


                                    By: /s/ Marc J. Segalman
                                       --------------------------
                                       Name:  Marc J. Segalman
                                       Title: Vice President

 Date:  July 29, 1998



                               EXHIBIT INDEX


      Exhibit No.           Description                       Page No.

         99.1          Press Release dated July 20,                6
                       1998.